EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2025 Financial Results

SAN RAFAEL, Calif., Jan. 15, 2026 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2025 of $27.8 million and diluted earnings per common share ("EPS") of $1.12. Fourth quarter 2025 results include an increase to the book tax provision to reconcile the 2024 income tax provision to the filed 2024 tax returns, which reduced EPS $0.02. Fourth quarter 2025 results compare to third quarter 2025 net income of $28.3 million and EPS of $1.12.

"Westamerica’s fourth quarter 2025 results benefited from the Company’s valuable low-cost deposit base, of which 46 percent was represented by non-interest bearing checking accounts during the quarter; the annualized cost of funding our loan and bond portfolios was 0.24 percent in the quarter. Operating expenses remained well controlled at 40 percent of total revenues. At December 31, 2025, nonperforming assets were stable at $1.8 million and the allowance for credit losses was $11.6 million” said Chairman, President and CEO David Payne. “Fourth quarter 2025 results generated an annualized 10.8 percent return on average common equity. Westamerica paid a $0.46 per common share dividend during the fourth quarter 2025, and retired 485 thousand common shares using its share repurchase plan. Westamerica’s capital ratios remain at levels exceeding the highest regulatory guidelines,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $53.5 million for the fourth quarter 2025, compared to $53.8 million for the third quarter 2025. The annualized yield earned on loans, bonds and cash for the fourth quarter 2025 was 4.00 percent compared to 4.06 percent for the third quarter 2025. The annualized cost of funding the loan and bond portfolios was 0.24 percent for the fourth quarter 2025, compared to 0.26 percent for the third quarter 2025.

Noninterest income for the fourth quarter 2025 totaled $10.0 million compared to $10.2 million for the third quarter 2025.

Noninterest expenses for the fourth quarter 2025 were $25.5 million compared to $25.8 million for the third quarter 2025.

The income tax provision for the fourth quarter 2025 includes a $628 thousand increase to reconcile the 2024 income tax provision to the filed 2024 tax returns.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
                Westamerica Bancorporation
                1108 Fifth Avenue, San Rafael, CA 94901
                Robert A. Thorson – Investor Relations Contact
                707-863-6090
                investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2024 filed on Form 10-K and quarterly report for the quarter ended September 30, 2025 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information January 15, 2026
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2025

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'2025	Q4'2024	Change	Q3'2025
Net Interest and Loan Fee
Income (FTE)	$53,549	$59,247	-9.6%	$53,846
Provision
for Credit Losses	-	-	n/m	-
Noninterest Income	10,003	10,633	-5.9%	10,151
Noninterest Expense	25,466	25,853	-1.5%	25,800
Income Before Taxes (FTE)	38,086	44,027	-13.5%	38,197
Income Tax Provision (FTE)	10,279	12,327	-16.6%	9,934
Net Income	$27,807	$31,700	-12.3%	$28,263

Average Common Shares
Outstanding	24,849	26,699	-6.9%	25,341
Diluted Average Common
Shares Outstanding	24,849	26,701	-6.9%	25,341

Operating Ratios:
Basic Earnings Per Common
Share	$1.12	$1.19	-5.9%	$1.12
Diluted Earnings Per
Common Share	1.12	1.19	-5.9%	1.12
Return On Assets (a)	1.82%	2.02%		1.86%
Return On Common
Equity (a)	10.8%	12.1%		10.9%
Net Interest Margin (FTE) (a)	3.76%	4.01%		3.80%
Efficiency Ratio (FTE)	40.1%	37.0%		40.3%

Dividends Paid Per Common
Share	$0.46	$0.44	4.5%	$0.46
Common Dividend Payout
Ratio	41%	37%		41%

			%
	12/31'25YTD	12/31'24YTD	Change
Net Interest and Loan Fee
Income (FTE)	$218,347	$251,906	-13.3%
(Reversal of) Provision
for Credit Losses	(550)	300	n/m
Noninterest Income	40,790	43,155	-5.5%
Noninterest Expense	101,922	104,391	-2.4%
Income Before Taxes (FTE)	157,765	190,370	-17.1%
Income Tax Provision (FTE)	41,592	51,734	-19.6%
Net Income	$116,173	$138,636	-16.2%

Average Common Shares
Outstanding	25,674	26,685	-3.8%
Diluted Average Common
Shares Outstanding	25,674	26,686	-3.8%

Operating Ratios:
Basic Earnings Per Common
Share	$4.52	$5.20	-13.1%
Diluted Earnings Per
Common Share	4.52	5.20	-13.1%
Return On Assets	1.91%	2.15%
Return On Common
Equity	11.2%	13.8%
Net Interest Margin (FTE)	3.82%	4.14%
Efficiency Ratio (FTE)	39.3%	35.4%

Dividends Paid Per Common
Share	$1.82	$1.76	3.4%
Common Dividend Payout
Ratio	40%	34%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'2025	Q4'2024	Change	Q3'2025
Interest and Loan Fee
Income (FTE)	$57,031	$62,713	-9.1%	$57,491
Interest Expense	3,482	3,466	0.5%	3,645
Net Interest and Loan Fee
Income (FTE)	$53,549	$59,247	-9.6%	$53,846

Average Earning Assets	$5,666,854	$5,850,620	-3.1%	$5,621,797
Average Interest-Bearing
Liabilities	2,731,820	2,796,675	-2.3%	2,724,510

Yield on Earning Assets
(FTE) (a)	4.00%	4.25%		4.06%
Cost of Funds (a)	0.24%	0.24%		0.26%
Net Interest Margin (FTE) (a)	3.76%	4.01%		3.80%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.51%	0.49%		0.53%
Net Interest Spread (FTE) (a)	3.49%	3.76%		3.53%

			%
	12/31'25YTD	12/31'24YTD	Change
Interest and Loan Fee
Income (FTE)	$232,059	$269,325	-13.8%
Interest Expense	13,712	17,419	-21.3%
Net Interest and Loan Fee
Income (FTE)	$218,347	$251,906	-13.3%

Average Earning Assets	$5,683,462	$6,043,966	-6.0%
Average Interest-Bearing
Liabilities	2,729,864	2,925,742	-6.7%

Yield on Earning Assets
(FTE)	4.06%	4.43%
Cost of Funds	0.24%	0.29%
Net Interest Margin (FTE)	3.82%	4.14%
Interest Expense /
Interest-Bearing
Liabilities	0.50%	0.60%
Net Interest Spread (FTE)	3.56%	3.83%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'2025	Q4'2024	Change	Q3'2025

Total Assets	$6,055,696	$6,243,799	-3.0%	$6,018,937
Total Earning Assets	5,666,854	5,850,620	-3.1%	5,621,797
Total Loans	727,540	821,767	-11.5%	744,046
Commercial Loans	112,830	131,088	-13.9%	113,215
Commercial Real Estate
Loans	482,133	503,546	-4.3%	486,751
Consumer Loans	132,577	187,133	-29.2%	144,080
Total Investment Securities	4,343,373	4,557,436	-4.7%	4,175,230
Debt Securities Available for
Sale	3,504,978	3,696,151	-5.2%	3,331,315
Debt Securities Held to
Maturity	823,690	847,058	-2.8%	829,341
Equity Securities	14,705	14,227	3.4%	14,574
Total Interest-Bearing Cash	595,941	471,417	26.4%	702,521

Loans / Deposits	15.0%	16.3%		15.5%

			%
	12/31'25YTD	12/31'24YTD	Change

Total Assets	$6,075,496	$6,444,687	-5.7%
Total Earning Assets	5,683,462	6,043,966	-6.0%
Total Loans	755,731	836,136	-9.6%
Commercial Loans	115,518	133,569	-13.5%
Commercial Real Estate
Loans	488,758	493,282	-0.9%
Consumer Loans	151,455	209,285	-27.6%
Total Investment Securities	4,287,167	4,833,024	-11.3%
Debt Securities Available for
Sale	3,440,054	3,958,907	-13.1%
Debt Securities Held to
Maturity	832,678	859,890	-3.2%
Equity Securities	14,435	14,227	1.5%
Total Interest-Bearing Cash	640,564	374,806	70.9%

Loans / Deposits	15.5%	16.2%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'2025	Q4'2024	Change	Q3'2025

Total Deposits	$4,837,964	$5,028,363	-3.8%	$4,806,568
Noninterest Demand	2,236,646	2,342,092	-4.5%	2,201,644
Interest-Bearing Transaction	894,816	934,876	-4.3%	895,504
Savings	1,636,817	1,666,542	-1.8%	1,636,259
Time greater than $100K	24,428	31,541	-22.6%	25,671
Time less than $100K	45,257	53,312	-15.1%	47,490
Total Short-Term Borrowings	130,502	110,404	18.2%	119,586
Securities Sold under
Repurchase Agreements	130,502	110,404	18.2%	119,586
Shareholders' Equity	1,019,086	1,039,017	-1.9%	1,026,618

Demand Deposits /
Total Deposits	46.2%	46.6%		45.8%
Transaction & Savings
Deposits / Total Deposits	98.6%	98.3%		98.5%

			%
	12/31'25YTD	12/31'24YTD	Change

Total Deposits	$4,860,742	$5,174,942	-6.1%
Noninterest Demand	2,243,836	2,445,945	-8.3%
Interest-Bearing Transaction	908,290	977,912	-7.1%
Savings	1,633,610	1,660,227	-1.6%
Time greater than $100K	26,699	33,794	-21.0%
Time less than $100K	48,307	57,064	-15.3%
Total Short-Term Borrowings	112,958	196,745	-42.6%
Bank Term Funding Program
Borrowings	-	107,364	n/m
Securities Sold under
Repurchase Agreements	112,958	89,381	26.4%
Shareholders' Equity	1,034,581	1,003,242	3.1%

Demand Deposits /
Total Deposits	46.2%	47.3%
Transaction & Savings
Deposits / Total Deposits	98.5%	98.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'2025
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,666,854	$57,031	4.00%
Total Loans (FTE)	727,540	10,295	5.62%
Commercial Loans (FTE)	112,830	1,695	5.97%
Commercial Real Estate
Loans	482,133	6,536	5.38%
Consumer Loans	132,577	2,064	6.18%
Total Investment Securities (FTE)	4,343,373	40,748	3.74%
Total Debt Securities
Available for Sale (FTE)	3,504,978	31,860	3.62%
Corporate Securities	1,914,010	12,758	2.67%
Collateralized Loan
Obligations	487,564	7,375	5.92%
Agency Mortgage Backed
Securities	740,532	8,573	4.63%
Securities of U.S.
Government Sponsored
Entities	312,190	2,766	3.54%
Obligations of States and
Political Subdivisions
(FTE)	50,682	388	3.06%
Total Debt Securities Held to
Maturity (FTE)	823,690	8,426	4.09%
Agency Mortgage Backed
Securities	45,230	270	2.38%
Corporate Securities	741,179	7,815	4.22%
Obligations of States and
Political Subdivisions
(FTE)	37,281	341	3.66%
Equity Securities (FTE)	14,705	462	12.59%
Total Interest-Bearing Cash	595,941	5,988	3.93%

Interest Expense Paid:
Total Earning Assets	5,666,854	3,482	0.24%
Total Interest-Bearing
Liabilities	2,731,820	3,482	0.51%
Total Interest-Bearing
Deposits	2,601,318	3,285	0.50%
Interest-Bearing Transaction	894,816	45	0.02%
Savings	1,636,817	3,195	0.77%
Time less than $100K	45,257	33	0.29%
Time greater than $100K	24,428	12	0.18%
Total Short-Term Borrowings	130,502	197	0.60%
Securities Sold under
Repurchase Agreements	130,502	197	0.60%

Net Interest Income and
Margin (FTE)		$53,549	3.76%

	Q4'2024
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,850,620	$62,713	4.25%
Total Loans (FTE)	821,767	11,249	5.45%
Commercial Loans (FTE)	131,088	2,107	6.39%
Commercial Real Estate
Loans	503,546	6,477	5.12%
Consumer Loans	187,133	2,665	5.67%
Total Investment Securities (FTE)	4,557,436	45,805	3.99%
Total Debt Securities
Available for Sale (FTE)	3,696,151	36,734	3.93%
Corporate Securities	2,038,474	14,011	2.75%
Collateralized Loan
Obligations	1,037,319	17,689	6.67%
Agency Mortgage Backed
Securities	240,259	1,688	2.81%
Securities of U.S.
Government sponsored
entities	310,617	2,776	3.58%
Obligations of States and
Political Subdivisions
(FTE)	64,575	507	3.14%
U.S. Treasury Securities	4,907	63	5.08%
Total Debt Securities Held to
Maturity (FTE)	847,058	8,636	4.08%
Agency Mortgage Backed
Securities	60,572	351	2.31%
Corporate Securities	734,395	7,815	4.26%
Obligations of States and
Political Subdivisions
(FTE)	52,091	470	3.61%
Equity Securities	14,227	435	12.22%
Total Interest-Bearing Cash	471,417	5,659	4.70%

Interest Expense Paid:
Total Earning Assets	5,850,620	3,466	0.24%
Total Interest-Bearing
Liabilities	2,796,675	3,466	0.49%
Total Interest-Bearing
Deposits	2,686,271	3,262	0.48%
Interest-Bearing Transaction	934,876	46	0.02%
Savings	1,666,542	3,148	0.75%
Time less than $100K	53,312	43	0.32%
Time greater than $100K	31,541	25	0.31%
Total Short-Term Borrowings	110,404	204	0.73%
Securities Sold under
Repurchase Agreements	110,404	204	0.73%

Net Interest Income and
Margin (FTE)		$59,247	4.01%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'2025	Q4'2024	Change	Q3'2025
Service Charges on Deposit
Accounts	$3,270	$3,501	-6.6%	$3,317
Merchant Processing
Services	2,690	2,735	-1.6%	2,860
Debit Card Fees	1,498	1,902	-21.2%	1,603
Trust Fees	923	867	6.5%	895
ATM Processing Fees	484	506	-4.3%	483
Other Service Fees	426	428	-0.5%	448
Unrealized Gains (Losses)
on Equity Securities	30	-	n/m	(90)
Other Noninterest Income	682	694	-1.7%	635
Total Noninterest Income	$10,003	$10,633	-5.9%	$10,151

Operating Ratios:
Total Revenue (FTE)	$63,552	$69,880	-9.1%	$63,997
Noninterest Income /
Revenue (FTE)	15.7%	15.2%		15.9%
Service Charges /
Avg. Deposits (a)	0.27%	0.28%		0.27%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.15	$10.41	-2.5%	$10.02

			%
	12/31'25YTD	12/31'24YTD	Change
Service Charges on Deposit
Accounts	$13,336	$14,025	-4.9%
Merchant Processing
Services	10,970	10,449	5.0%
Debit Card Fees	6,346	6,853	-7.4%
Trust Fees	3,584	3,318	8.0%
ATM Processing Fees	1,912	2,170	-11.9%
Other Service Fees	1,753	1,770	-1.0%
Bank Owned
Life Insurance Gains	208	202	3.1%
Unrealized Losses on
Equity Securities	(60)	-	n/m
Other Noninterest Income	2,741	4,368	-37.2%
Total Noninterest Income	$40,790	$43,155	-5.5%

Operating Ratios:
Total Revenue (FTE)	$259,137	$295,061	-12.2%
Noninterest Income /
Revenue (FTE)	15.7%	14.6%
Service Charges /
Avg. Deposits	0.27%	0.27%
Total Revenue (FTE) Per
Avg. Common Share	$10.09	$11.06	-8.7%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'2025	Q4'2024	Change	Q3'2025

Salaries and Related Benefits	$11,871	$12,461	-4.7%	$12,387
Occupancy and Equipment	5,426	5,219	4.0%	5,253
Outsourced Data Processing	2,701	2,610	3.5%	2,722
Limited Partnership
Operating Losses	891	1,095	-18.6%	915
Professional Fees	540	369	46.3%	643
Courier Service	843	692	21.8%	738
Other Noninterest Expense	3,194	3,407	-6.3%	3,142
Total Noninterest Expense	$25,466	$25,853	-1.5%	$25,800

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.78%	1.76%		1.82%
Noninterest Expense /
Revenues (FTE)	40.1%	37.0%		40.3%

			%
	12/31'25YTD	12/31'24YTD	Change

Salaries and Related Benefits	$48,687	$50,292	-3.2%
Occupancy and Equipment	20,871	20,673	1.0%
Outsourced Data Processing	10,829	10,271	5.4%
Limited Partnership
Operating Losses	3,636	5,185	-29.9%
Professional Fees	1,964	1,470	33.6%
Courier Service	2,956	2,709	9.1%
Other Noninterest Expense	12,979	13,791	-5.9%
Total Noninterest Expense	$101,922	$104,391	-2.4%

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets	1.79%	1.73%
Noninterest Expense /
Revenues (FTE)	39.3%	35.4%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q4'2025	Q4'2024	Change	Q3'2025

Average Total Loans	$727,540	$821,767	-11.5%	$744,046

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$11,859	$15,318	-22.6%	$13,787
Provision for
Credit Losses	-	-	n/m	-
Net ACLL Losses	(286)	(538)	-46.8%	(1,928)
End of Period ACLL	$11,573	$14,780	-21.7%	$11,859

Gross ACLL Recoveries /
Gross ACLL Losses	61%	63%		22%
Net ACLL Losses /
Avg. Total Loans (a)	-0.16%	-0.26%		-1.03%

			%
	12/31'25YTD	12/31'24YTD	Change

Average Total Loans	$755,731	$836,136	-9.6%

Beginning of Period ACLL	$14,780	$16,867	-12.4%
(Reversal of) Provision for
Credit Losses	(550)	300	n/m
Net ACLL Losses	(2,657)	(2,387)	11.3%
End of Period ACLL	$11,573	$14,780	-21.7%

Gross ACLL Recoveries /
Gross ACLL Losses	55%	64%
Net ACLL Losses /
Avg. Total Loans (a)	-0.35%	-0.29%

	(dollars in thousands)
			%
	12/31/25	12/31/24	Change	9/30/25
Allowance for Credit Losses
on Loans	$11,573	$14,780	-21.7%	$11,859
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$11,574	$14,781	-21.7%	$11,860

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/25	12/31/24	Change	9/30/25
Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$768	$201	282.1%	$1,619
Performing Nonaccrual
Loans	706	-	n/m	728
Total Nonaccrual Loans	1,474	201	633.3%	2,347
Accruing Loans 90+ Days
Past Due	340	534	-36.3%	297
Total Nonperforming Loans	$1,814	$735	146.8%	$2,644

Total Loans Outstanding	$726,482	$820,300	-11.4%	$741,579

Total Assets	5,960,180	6,076,274	-1.9%	5,914,438

Loans:
Allowance for Credit Losses
on Loans	$11,573	$14,780	-21.7%	$11,859
Allowance for Credit Losses
on Loans / Loans	1.59%	1.80%		1.60%
Nonperforming Loans /
Total Loans	0.25%	0.09%		0.36%

10. Liquidity.

At December 31, 2025, the Company had $567,801 thousand in cash balances. During the twelve months ending December 31, 2026, the Company expects to receive $397,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at December 31, 2025, the Company’s debt securities which qualify as collateral for borrowing totaled $4,013,502 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at December 31, 2025, the Company had pledged $710,092 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at December 31, 2025, the Company had pledged $741,923 thousand in debt securities at the Federal Reserve Bank. During the year ended December 31, 2025, the Company’s average borrowings from the Federal Reserve Bank and correspondent banks were $-0- thousand and $-0- thousand, respectively, and at December 31, 2025, the Company had no borrowings from the Federal Reserve Bank or other correspondent banks. At December 31, 2025, the Company had access to borrowing from the Federal Reserve up to $741,923 thousand based on collateral pledged at December 31, 2025. At December 31, 2025, the Company’s estimated unpledged collateral qualifying debt securities totaled $2,137,832 thousand. Debt securities eligible as collateral are shown at market value.

				(in thousands)
				12/31/25
Debt Securities Eligible as
Collateral:
Corporate Securities				$2,541,560
Collateralized Loan
Obligations rated AAA				155,881
Obligations of States and
Political Subdivisions				79,293
Agency Mortgage Backed
Securities				934,356
Securities of U.S. Government
Sponsored Entities				302,412
Total Debt Securities Eligible
as Collateral				$4,013,502

Debt Securities Pledged
as Collateral:
Debt Securities Pledged
at the Federal Reserve Bank				($741,923)
Deposits by Public Entities				(710,092)
Securities Sold under
Repurchase Agreements				(417,531)
Other				(6,124)
Total Debt Securities Pledged
as Collateral				($1,875,670)

Estimated Debt Securities
Available to Pledge				$2,137,832

11. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/25	12/31/24	Change	9/30/25

Shareholders' Equity	$933,509	$889,957	4.9%	$931,646
Total Assets	5,960,180	6,076,274	-1.9%	5,914,438
Shareholders' Equity/
Total Assets	15.66%	14.65%		15.75%
Shareholders' Equity/
Total Loans	128.50%	108.49%		125.63%
Tangible Common Equity
Ratio	13.90%	12.90%		13.98%
Common Shares Outstanding	24,623	26,708	-7.8%	25,107
Common Equity Per Share	$37.91	$33.32	13.8%	$37.11
Market Value Per Common
Share	47.83	52.46	-8.8%	49.99

	(shares in thousands)
			%
	Q4'2025	Q4'2024	Change	Q3'2025
Share Retirements (Issuances):
Total Shares Retired	485	-	n/m	488
Average Retirement Price	$48.13	$-	n/m	$48.96
Net Shares Retired (Issued)	484	(22)	n/m	480

			%
	12/31'25YTD	12/31'24YTD	Change

Total Shares Retired	2,107	4	n/m
Average Retirement Price	$49.27	$45.58	n/m
Net Shares Retired (Issued)	2,085	(37)	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/25	12/31/24	Change	9/30/25
Assets:
Cash and Due from Banks	$567,801	$601,494	-5.6%	$659,268

Debt Securities Available for
Sale:
Corporate Securities	1,804,080	1,835,937	-1.7%	1,797,562
Collateralized Loan
Obligations	424,614	982,589	-56.8%	561,063
Agency Mortgage Backed
Securities	891,906	218,026	309.1%	589,654
Securities of U.S.
Government Sponsored
Entities	302,412	292,117	3.5%	305,192
Obligations of States and
Political Subdivisions	45,722	62,186	-26.5%	51,853
U.S. Treasury Securities	-	4,955	n/m	-
Total Debt Securities
Available for Sale	3,468,734	3,395,810	2.1%	3,305,324

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	43,734	57,927	-24.5%	46,433
Corporate Securities	742,244	735,447	0.9%	740,545
Obligations of States and
Political Subdivisions (1)	33,596	51,260	-34.5%	39,527
Total Debt Securities
Held to Maturity (1)	819,574	844,634	-3.0%	826,505

Loans	726,482	820,300	-11.4%	741,579
Allowance For Credit Losses
on Loans	(11,573)	(14,780)	-21.7%	(11,859)
Total Loans, net	714,909	805,520	-11.2%	729,720

Premises and Equipment, net	25,722	26,133	-1.6%	25,874
Identifiable Intangibles, net	-	125	n/m	-
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	241,767	280,885	-13.9%	246,074

Total Assets	$5,960,180	$6,076,274	-1.9%	$5,914,438

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,252,490	$2,333,389	-3.5%	$2,214,100
Interest-Bearing Transaction	907,124	953,863	-4.9%	881,367
Savings	1,613,384	1,642,360	-1.8%	1,626,474
Time	67,021	82,238	-18.5%	71,238
Total Deposits	4,840,019	5,011,850	-3.4%	4,793,179

Securities Sold under
Repurchase Agreements	137,298	120,322	14.1%	133,651
Total Short-Term
Borrowed Funds	137,298	120,322	14.1%	133,651

Other Liabilities	49,354	54,145	-8.8%	55,962
Total Liabilities	5,026,671	5,186,317	-3.1%	4,982,792

Shareholders' Equity:
Common Equity:
Paid-In Capital	440,015	476,506	-7.7%	448,600
Accumulated Other
Comprehensive Loss	(91,139)	(168,104)	-45.8%	(99,913)
Retained Earnings	584,633	581,555	0.5%	582,959
Total Shareholders' Equity	933,509	889,957	4.9%	931,646

Total Liabilities and
Shareholders' Equity	$5,960,180	$6,076,274	-1.9%	$5,914,438

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'2025	Q4'2024	Change	Q3'2025
Interest and Loan Fee Income:
Loans	$10,233	$11,167	-8.4%	$10,257
Equity Securities	433	409	5.9%	409
Debt Securities Available
for Sale	31,779	36,629	-13.2%	30,358
Debt Securities Held to
Maturity	8,355	8,538	-2.1%	8,370
Interest-Bearing Cash	5,988	5,659	5.8%	7,840
Total Interest and Loan
Fee Income	56,788	62,402	-9.0%	57,234

Interest Expense:
Transaction Deposits	45	46	-2.2%	45
Savings Deposits	3,195	3,148	1.5%	3,361
Time Deposits	45	68	-33.8%	47
Securities Sold under
Repurchase Agreements	197	204	-3.0%	192
Total Interest Expense	3,482	3,466	0.5%	3,645

Net Interest and Loan
Fee Income	53,306	58,936	-9.6%	53,589

Provision for
Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges on Deposit
Accounts	3,270	3,501	-6.6%	3,317
Merchant Processing
Services	2,690	2,735	-1.6%	2,860
Debit Card Fees	1,498	1,902	-21.2%	1,603
Trust Fees	923	867	6.5%	895
ATM Processing Fees	484	506	-4.3%	483
Other Service Fees	426	428	-0.5%	448
Other Noninterest Income	712	694	2.6%	545
Total Noninterest Income	10,003	10,633	-5.9%	10,151

Noninterest Expense:
Salaries and Related Benefits	11,871	12,461	-4.7%	12,387
Occupancy and Equipment	5,426	5,219	4.0%	5,253
Outsourced Data Processing	2,701	2,610	3.5%	2,722
Limited Partnership
Operating Losses	891	1,095	-18.6%	915
Professional Fees	540	369	46.3%	643
Courier Service	843	692	21.8%	738
Other Noninterest Expense	3,194	3,407	-6.3%	3,142
Total Noninterest Expense	25,466	25,853	-1.5%	25,800

Income Before Income Taxes	37,843	43,716	-13.4%	37,940
Income Tax Provision	10,036	12,016	-16.5%	9,677
Net Income	$27,807	$31,700	-12.3%	$28,263

Average Common Shares
Outstanding	24,849	26,699	-6.9%	25,341
Diluted Average Common
Shares Outstanding	24,849	26,701	-6.9%	25,341

Per Common Share Data:
Basic Earnings	$1.12	$1.19	-5.9%	$1.12
Diluted Earnings	1.12	1.19	-5.9%	1.12
Dividends Paid	0.46	0.44	4.5%	0.46

			%
	12/31'25YTD	12/31'24YTD	Change
Interest and Loan Fee Income:
Loans	$41,682	$45,286	-8.0%
Equity Securities	1,672	1,586	5.4%
Debt Securities Available
for Sale	126,155	166,975	-24.4%
Debt Securities Held to
Maturity	33,667	34,502	-2.4%
Interest-Bearing Cash	27,804	19,665	41.4%
Total Interest and Loan
Fee Income	230,980	268,014	-13.8%

Interest Expense:
Transaction Deposits	180	281	-35.9%
Savings Deposits	12,634	10,377	21.8%
Time Deposits	198	283	-30.0%
Bank Term Funding Program
Borrowings	-	5,813	n/m
Securities Sold under
Repurchase Agreements	700	665	5.3%
Total Interest Expense	13,712	17,419	-21.3%

Net Interest and Loan
Fee Income	217,268	250,595	-13.3%

(Reversal of) Provision
for Credit Losses	(550)	300	n/m

Noninterest Income:
Service Charges on Deposit	13,336	14,025	-4.9%
Accounts
Merchant Processing
Services	10,970	10,449	5.0%
Debit Card Fees	6,346	6,853	-7.4%
Trust Fees	3,584	3,318	8.0%
ATM Processing Fees	1,912	2,170	-11.9%
Other Service Fees	1,753	1,770	-1.0%
Bank Owned
Life Insurance Gains	208	202	3.1%
Other Noninterest Income	2,681	4,368	-38.6%
Total Noninterest Income	40,790	43,155	-5.5%

Noninterest Expense:
Salaries and Related Benefits	48,687	50,292	-3.2%
Occupancy and Equipment	20,871	20,673	1.0%
Outsourced Data Processing	10,829	10,271	5.4%
Limited Partnership
Operating Losses	3,636	5,185	-29.9%
Professional Fees	1,964	1,470	33.6%
Courier Service	2,956	2,709	9.1%
Other Noninterest Expense	12,979	13,791	-5.9%
Total Noninterest Expense	101,922	104,391	-2.4%

Income Before Income Taxes	156,686	189,059	-17.1%
Income Tax Provision	40,513	50,423	-19.7%
Net Income	$116,173	$138,636	-16.2%

Average Common Shares
Outstanding	25,674	26,685	-3.8%
Diluted Average Common
Shares Outstanding	25,674	26,686	-3.8

Per Common Share Data:
Basic Earnings	$4.52	$5.20	-13.1
Diluted Earnings	4.52	5.20	-13.1
Dividends Paid	1.82	1.76	3.4%

Footnotes and Abbreviations:
(1) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at December 31, 2025, September 30, 2025 and December 31, 2024.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.